UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2005
Date of Report (Date of earliest event reported)

RUBINCON VENTURES INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29429	98-0200798
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

Suite 217 – 31 Reliance Court
New Westminster, BC, Canada	V3M 6C6
(Address of principal executive offices)	(Zip Code)

(604) 527-0046
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02        DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective October 17, 2005, Ted Reimchen has resigned as the Chief Executive Officer, President and as a member of the Board of Directors of Rubincon Ventures, Inc. (the "Company"). There was no disagreement between Mr. Reimchen and the Company regarding any matter relating to the Company's operations, policies or practices.

In place of Mr. Reimchen, Irene Campany, a member of the Company’s Board of Directors and the Company’s Secretary, Treasurer and Chief Financial Officer, has been appointed as the Company’s Chief Executive Officer and President.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBINCON VENTURES INC.
Date: 21 October 2005

By: /s/ Irene Campany
IRENE CAMPANY
President and Chief Executive Officer